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                                FIRST EAGLE FUNDS

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                        SUPPLEMENT DATED AUGUST 20, 2001
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2001.

EFFECTIVE AS OF AUGUST 20, 2001, THE TRANSFER AND DIVIDEND DISBURSING AGENT OF FIRST EAGLE FUNDS SHALL BE DST SYSTEMS, INC.

The following shall replace the fifth and sixth paragraphs of the first page of the Statement of Additional Information of First Eagle Funds dated March 1, 2001:

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus, dated March 1, 2001, a copy of which may be obtained from the Trust's Transfer and Dividend Disbursing Agent, DST Systems, Inc., by writing to P.O. Box 219504, Kansas City, MO 64121-9504, or by calling (800) 451-3623.

                  All documents incorporated by reference herein have been previously filed with other shareholder reports which are available, without charge, upon request at (800) 451-3623.

The following shall replace the third paragraph of the twenty-first page of the Statement of Additional Information of First Eagle Funds dated March 1, 2001:

                  The Bank of New York serves as Custodian and Foreign Custody Manager for the Funds' assets. DST Systems, Inc. serves as Transfer Agent and Dividend Disbursing Agent. In those capacities, both The Bank of New York and DST Systems, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Trust.